TAXATION (Summary of Deferred Income Tax) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Deferred income tax assets, current
Accruals	$ 654		$ 347
Accrued payroll	1,399		1,023
Other differences	839		458
Total current deferred income tax assets	2,892		1,828
Less: Valuation allowance	(1,604)		(697)
Net current deferred income tax assets	1,288	[1]	1,131	[1]
Deferred income tax assets, non-current
Equity investment	832		242
Net operating loss carry forwards	5,426		3,747
Other differences	173		36
Total non-current deferred income tax assets	6,431		4,025
Less: Valuation allowance, non-current	(6,264)		(3,747)
Net non-current deferred income tax assets	167		278
Deferred income tax liabilities, non-current
Intangible assets from business combination	6,931		2,613
Unrealized investment income	2,228		142
Total non-current deferred income tax liabilities	$ 9,159	[2]	$ 2,755	[2]

[1]	Deferred income tax assets are evaluated on the basis of each operating entity. For any entities in loss in the year of 2014, the Group took full allowance against the net deferred tax assets. For entities in profit in the year of 2014, the Group assesses the likelihood that the Group will recover the deferred tax assets from future taxable income. The total current deferred income tax assets were resulted from deductible advertising expenses, bad debt provision, accruals, accrued but unpaid payrolls and fixed asset depreciation from entities in profit in 2014.
[2]	All of the VIEs' assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 1(d)).